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                  SECURITIES AND EXCHANGE COMMISSION
                         Washington, DC 20549



                               Form 8-K

          X Current Report Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


  Date of report (Date of Earliest Event Reported) : January 28, 1998


                       Offshore Logistics, Inc.
        (Exact name of registrant as specified in its charter)


           DELAWARE                    0-5232                  72-0679819
       (State or other              (Commission               (IRS Employer
jurisdiction of incorporation)      File Number)         Identification Number)


             224 Rue de Jean
    P. O. Box 5C, Lafayette, Louisiana                       70505
 (Address of principal executive offices)                  (Zip Code)


  Registrant's telephone number, including area code: (318) 233-1221


                               N/A
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(Former name, former address and former fiscal year, if changed since last report)


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Item 5.      Other Events

              On January 28, 1998, Offshore Logistics, Inc., a Delaware corporation ("OLOG"), announced that it had completed the sale of $100 million aggregate principal amount of 7.875% Senior Notes due 2008 discounted to yield 7.915%. The issuance was made by means of an offering memorandum to institutional investors pursuant to Rule 144A and other provisions of the Securities Act of 1933. A copy of the press release issued by OLOG is attached as Exhibit 99.1 to this Form 8-K.


Item 7.      Financial Statements and Exhibits

   (c)        Exhibits

                99.1       Press Release, dated January 28, 1998.




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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                     OFFSHORE LOGISTICS, INC.




                                     BY:      /s/ Drury A. Milke
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                                            DRURY A. MILKE
                                            Vice President and C.F.O.


                                     DATE:  February 5, 1998
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